UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2005

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 City Avenue, Suite 809 Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 23, 2005, Entercom Communications Corp. (the “Company”) issued a press release (the “Press Release”) announcing fourth quarter and year end 2004 results and guidance for the first quarter of 2005.  Specifically, the Company announced that for the fourth quarter of 2004:

•                                          net revenues were $110.2 million;

•                                          station operating expenses were $64.3 million;

•                                          operating income was $37.4 million; and

•                                          net income was $19.4 million.

In addition, the Company announced that for the year ended December 31, 2004:

•                                          net revenues were $423.5 million;

•                                          station operating expenses were $244.7 million;

•                                          operating income was $145.2 million; and

•                                          net income was $75.6 million.

The Company also announced that the Company expects to report an increase in net revenues of approximately 5% for the first quarter of 2005.

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Item 9.01. Exhibits

(c)           Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued February 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

	By:	/s/ Stephen F. Fisher
Stephen F. Fisher
Executive Vice President and
Chief Financial Officer

Dated: February 23, 2005

EXHIBIT INDEX

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued February 23, 2005.